Related-Party Transactions	12 Months Ended
Dec. 31, 2013
Related-Party Transactions

Note 15—Related-Party Transactions

During the year ended December 31, 2011, Pacific Drilling borrowed $142.2 million under a related-party loan provided by a subsidiary of the Quantum Pacific Group. Borrowings under the loan agreement accrued interest at the rate of six percent per annum. During the year ended December 31, 2011, Pacific Drilling incurred and capitalized interest expense of $0.6 million on the related-party loan as a cost of property and equipment. On March 23, 2011, all outstanding related–party loan principal and accrued interest, in the amount of $142.8 million, was converted into equity of Pacific Drilling Limited. Following the conversion, the related-party loan agreement was terminated.

Prior to the TPDI Transfer, the Company entered into promissory note agreements with TPDI and Transocean to fund TPDI as presented in our consolidated financial statements and described in Note 14. During the year ended December 31, 2011, the Company recorded related-party interest income from the Joint Venture of $0.5 million on the promissory notes.

On March 30, 2011, the Company assigned its interests in TPDI, including promissory notes, to a subsidiary of the Quantum Pacific Group. We did not receive any consideration for the TPDI Transfer. In connection with the TPDI Transfer, we entered into a management agreement pursuant to which we provided day-to-day oversight and management services with respect to the Quantum Pacific Group’s equity interest in TPDI for a fee of $8,000 per day. On May 31, 2012, as a result of Quantum Pacific’s divestiture of their equity position in TPDI, this management agreement was terminated. During the years ended December 31, 2012 and 2011, management fee income of $1.2 million and $2.2 million, respectively, was recorded in other income within our consolidated statements of operations.

The joint venture agreements relating to TPDI provided Quantum Pacific Group with a put option that allowed it to exchange its 50% interest in TPDI for shares of Transocean or cash at a purchase price based on an appraisal of the fair value of the two vessels owned by TPDI, subject to various customary adjustments. In conjunction with the TPDI Transfer, a subsidiary of the Quantum Pacific Group provided a guarantee to Project Facilities Agreement lenders. In consideration for the guarantee, we agreed to pay the Quantum Pacific Group a fee of 0.25% per annum on the outstanding borrowings on the Project Facilities Agreement. During the years ended December 31, 2012 and 2011, guarantee fees of $1.3 million and $1.9 million were incurred of which $0.5 million and $1.5 million were recorded to property and equipment as capitalized interest costs, respectively. On April 24, 2012, the guarantee was terminated and the Quantum Pacific Group was released from its obligations thereunder. In connection with the termination and release of the guarantee, our related agreement with the Quantum Pacific Group was terminated.

In February 2012, the Quantum Pacific Group purchased $40.0 million of the 2015 Senior Unsecured Bonds. Following their initial purchase, the Quantum Pacific Group sold the 2015 Senior Unsecured Bonds purchased to unrelated parties during the year ended December 31, 2012. See Note 5 for a description of the 2015 Senior Unsecured Bonds.